UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT
(Amendment No. 1)
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 29, 2021
AGRIFY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-39946	30-0943453
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS. Employer Identification Number)

76 Treble Cove Rd.
Building 3
Billerica,	MA	01862
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 896-5243

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AGFY	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K (the “Original Form 8-K”) filed by Agrify Corporation (the “Company”) dated September 29, 2021 and filed with the Securities and Exchange Commission on October 4, 2021.
This Amendment is solely for the purpose of (i) providing the financial statements and information required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K in connection with the Company’s previously reported acquisition of Mass2Media, LLC, d/b/a PX2 Holdings, LLC, d/b/a Precision Extraction Solutions, a Michigan limited liability company (“Precision”) and Cascade Sciences, LLC, a Delaware limited liability company (“Cascade”), and (ii) including Item 2.01, which was inadvertently submitted under Item 1.01 in the Original Form 8-K. The inclusion of Item 2.01 did not result in any disclosure from the Original Form 8-K changing.

Item 2.01. Completion of Acquisition or Disposition of Assets
This Amendment No. 1 on Form 8-K/A amends and supplements the Original Form 8-K to include the historical audited and unaudited financial statements of both Precision and Cascade and the pro forma combined financial information required by Item 9.01 of Form 8-K that were not included in the Original Form 8-K in reliance on the instructions to such item. All disclosure under Item 1.01 in the Original Form 8-K is hereby incorporated by reference into this Item 2.01. Except as set forth herein, no modifications have been made to information contained in the Original Form 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(a)     Financial statements of business acquired.
The audited financial statements of Precision and Cascade as of and for the year ended December 31, 2020 and 2019, with the accompanying notes, are attached hereto as Exhibit 99.1.
The unaudited financial statements of Precision and Cascade as of and for the nine months ended September 30, 2021, with the accompanying notes, are attached hereto as Exhibit 99.2.
(b)     Pro forma financial information.
The unaudited pro forma condensed combined financial information of Precision and Cascade for the year ended December 31, 2020 and for the nine months ended September 30, 2021 and 2020, with the accompanying notes, are attached hereto as Exhibit 99.3.
(d)     Exhibits
Exhibit Index

Exhibit No.	Description
23.1	Consent of Independent Auditors

99.1	Audited financial statements of Precision and Cascade as of and for the years ended December 31, 2020 and 2019.

99.2	Unaudited interim condensed consolidated financial statements of Cascade and Precision

99.3	Unaudited pro forma condensed combined consolidated financial statements as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRIFY CORPORATION

Date: December 17, 2021	By:	/s/ Timothy R. Oakes
	Name:	Timothy R. Oakes
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)